EXHIBIT 10.1

FIRST AMENDMENT

THIS FIRST AMENDMENT (this "Amendment") dated as of August 27, 2010, amends the Credit Agreement (the "Credit Agreement") dated as of July 30, 2010, among MADISON GAS AND ELECTRIC COMPANY (the "Borrower"), various financial institutions and JPMORGAN CHASE BANK, N.A., as Administrative Agent (the "Administrative Agent"). Unless otherwise defined herein, terms defined in the Credit Agreement are used herein as defined therein.

WHEREAS, the Borrower, the Lenders and the Administrative Agent have entered into the Credit Agreement which provides for the Lenders to make financial accommodations to the Borrower from time to time; and

WHEREAS, the parties hereto desire to amend the Credit Agreement as set forth below.

NOW, THEREFORE, for good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the parties hereto agree as follows:

SECTION 1.

AMENDMENTS. Effective on (and subject to the occurrence of) the Amendment Effective Date (as defined below), the Credit Agreement shall be amended as follows:

(a)

The definition of "Facility Termination Date" is deleted in its entirety and replaced with the following:

"Facility Termination Date": means July 30, 2013, or any later date that is specified as the Facility Termination Date in accordance with Section 2.16 or any earlier date on which the Aggregate Commitment is reduced to zero or otherwise terminated pursuant to the terms hereof.

(b)

The definition of "Trigger Date" is deleted in its entirety.

(c)

The following Section 2.1.5 is added in proper sequence:

2.1.5.

Mandatory Prepayment. The Borrower shall pay for the ratable account of the Lenders the aggregate principal amount outstanding hereunder such that, for a period of at least one day during any 364 day period, the principal amount of all outstanding Loans hereunder shall be zero.

(d)

Section 2.12 is amended by deleting the reference to "commitment" in the fifth sentence thereof.

(e)

Section 5.18 of the Credit Agreement is deleted in its entirety and replaced with the following:

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First Amendment to

Madison Gas Credit Agreement

5.18.

Regulatory Approval. No consent, authorization or approval of, and/or filing or registration with, any governmental body or regulatory authority is required in connection with the execution, delivery or performance of the Loan Documents or for the consummation of the transactions herein contemplated, or for the validity or enforceability thereof."

SECTION 2.

REPRESENTATIONS AND WARRANTIES. The Borrower represents and warrants to the Lenders that (a) each warranty set forth in Article V (including Section 5.18 as amended by this Amendment) of the Credit Agreement is true and correct as if made on the date hereof, (b) the execution and delivery by the Borrower of this Amendment and the performance by the Borrower of its obligations under the Credit Agreement as amended hereby (as so amended, the "Amended Credit Agreement") (i) are within the corporate powers of the Borrower, (ii) have been duly authorized by all necessary corporate action, (iii) have received all necessary governmental approval and (iv) do not and will not violate any provision of law or of the charter or by-laws of the Borrower or any indenture, loan agreement or other material contract, order or decree which is binding upon the Borrower, and (c) this Amendment and the Amended Credit Agreement are the legal, valid and binding obligations of the Borrower, enforceable against the Borrower in accordance with their terms, except as enforceability may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditor's rights generally or by equitable principles.

SECTION 3.

EFFECTIVENESS. The amendments set forth in Section 1 shall become effective, as of the day and year first above written, on the date (the "Amendment Effective Date") on which the Administrative Agent has received (by facsimile or otherwise) counterparts of this Amendment executed by the Borrower and the Lenders.

SECTION 4.

MISCELLANEOUS.

Section 4.1

Continuing Effectiveness, etc. As herein amended, the Credit Agreement shall remain in full force and effect and is hereby ratified and confirmed in all respects.

Section 4.2

Counterparts. This Amendment may be executed in any number of counterparts and by the different parties on separate counterparts, and each such counterpart shall be deemed to be an original but all such counterparts shall together constitute one and the same Amendment.

Section 4.3

Governing Law. This Amendment shall be a contract made under and governed by the laws of the State of Wisconsin applicable to contracts made and to be performed entirely within such State.

Section 4.4

Successors and Assigns. This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

[Signature Page Follow]

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First Amendment to

Madison Gas Credit Agreement

IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the date first above written.

MADISON GAS AND ELECTRIC COMPANY

By:

/s/ Jeffrey C. Newman

Name:

Jeffrey C. Newman

Title:

Vice President, Chief Financial Officer,

Secretary and Treasurer

JPMORGAN CHASE BANK, N.A., as Administrative Agent, as Issuer and as a Lender

By:

 /s/ David N. Slezewski

Name:

 David N. Slezewski

Title:

Vice President

BANK OF AMERICA, N.A., as Syndication Agent and a Lender

By:

/s/ Carlos E. Morales

Name:

Carlos E. Morales

Title:

Vice President

U.S. BANK NATIONAL ASSOCIATION, as Syndication Agent and a Lender

By:

Mary Pat Williams

Name:

Mary Pat Williams

Title:

Vice President

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First Amendment to

Madison Gas Credit Agreement